UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2003

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

          New York                       000-6620                 16-0928561
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

6635 Kirkville Road, East Syracuse, New York                        13057
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  (Address of Principal Executive Offices)                        (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On November 10, 2003, Anaren, Inc. (the "Company") issued a press release announcing that its Board of Directors had extended the authorization of its share repurchase program. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press Release of Anaren, Inc. dated November 10, 2003

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ANAREN, INC.

Date: November 10, 2003                            By: /s/ Lawrence A. Sala
                                                       -------------------------
                                                       Lawrence A. Sala
                                                       President and
                                                       Chief Executive Officer